                                                                  EXHIBIT - 99.1





                COMERICA REPORTS EARNINGS FOR SECOND QUARTER 2001

                                                                                                             % change
                                                              Q2 '01                     Q2 '00              from 2000
                                                              ------                    -------              ---------
Diluted EPS                                                    $ 1.13                    $ 1.12                  1 %
Diluted EPS (excluding restructuring)                            1.18                      1.12                  5

Net Income (in millions)                                        $ 208                     $ 206                  1 %
Net Income (excluding restructuring)                              216                       206                  5

Return on Common Equity                                         18.21 %                   20.80 %
Return on Assets                                                 1.69                      1.77
Efficiency Ratio (excluding restructuring)                      49.00                     49.95
Net Interest Margin                                              4.65                      4.65

DETROIT/JULY 17, 2001 -- Comerica Incorporated (NYSE: CMA) today reported second quarter 2001 earnings per share of $1.13, compared with $1.12 for the 2000 second quarter. Net income was $208 million, compared with $206 million for 2000. The company's return on common equity was 18.21 percent and its return on assets was 1.69 percent, compared with 20.80 percent and 1.77 percent, respectively, for the 2000 second quarter. All prior period financial information has been restated to reflect the acquisition of Imperial Bancorp, which was completed during the first quarter 2001 and accounted for as a pooling-of-interests.

Excluding restructuring charges of $14 million ($8 million or $0.05 per share, net of taxes) related to the Imperial acquisition, second quarter net income was $216 million or $1.18 per share. Comerica's return on common equity and return on assets, excluding the restructuring charges, were 18.94 percent and 1.75 percent, respectively.

                                     -more-

COMERICA REPORTS EARNINGS FOR SECOND QUARTER 2001 - 2

Net income for the first six months of 2001 was $1.63 per share or $302 million, compared with $2.20 per share or $403 million for the same period of 2000. Excluding restructuring charges of $103 million after tax ($0.57 per share) and the effect of a first quarter one-time $34 million after tax ($0.19 per share) charge related to long-term incentive plans at an unconsolidated subsidiary of Munder Capital Management (the company's investment management subsidiary), net income for the first half was $439 million or $2.39 per share, an increase in net income of 9 percent over the same period of 2000. Excluding these charges, Comerica's return on common equity was 19.39 percent and return on assets was
1.78 percent for the first six months of 2001, compared with 20.73 percent and
1.75 percent, respectively, for the first six months of 2000.

"Comerica's second quarter financial results reflect our continuing ability, despite a slowing economy, to generate business loans and effectively manage risk, while focusing on efficiency," said Eugene A. Miller, chairman, president and chief executive officer. "Our integration of Imperial remains on track to be completed by the first quarter of 2002 and we continue to be well positioned to leverage our principal strengths: business lending and asset gathering."

NET INTEREST INCOME
Net interest income for the second quarter of 2001 was $527 million, an increase of $30 million or 6 percent from the same period last year. This increase was due to growth in earning assets and a stable net interest margin supported by strong growth in interest-free deposits. The net interest margin was 4.65 percent for the second quarter of 2001 and 2000, compared with 4.55 percent in the first quarter of 2001.

NONINTEREST INCOME
Noninterest income was $203 million for the second quarter of 2001, a decrease of $39 million or 16 percent from the same quarter last year. The second quarter 2000 noninterest income included a $6 million nonrecurring gain from the demutualization of an insurance carrier. Excluding the effects of gains and losses on securities, warrant income, net gains on the sales of businesses and the nonrecurring gain mentioned above, noninterest income decreased 8 percent in the second quarter of 2001, compared with the second quarter of 2000. This reflects a $19 million decrease in investment advisory revenue from the company's Munder Capital Management subsidiary, as the market values of technology-related stocks declined from their record highs last year. At June 30, 2001, assets under management at Munder were $44 billion, including $3.3 billion in the NetNet, International NetNet and Future Tech funds, compared with $58 billion and $11.2 billion, respectively, for the second quarter of 2000. Despite weakness in stock market-related segments, strong gains were recorded in commercial lending fees (14 percent) and deposit fees (10 percent), when compared with the second quarter of 2000.

                                    - more -

COMERICA REPORTS EARNINGS FOR SECOND QUARTER 2001 - 3

NONINTEREST EXPENSES
Noninterest expenses were $373 million in the second quarter 2001, which included $14 million of restructuring charges related to the Imperial acquisition. This was an increase of $7 million over the comparable quarter in 2000. Excluding the previously announced restructuring charge and a $6 million contribution to Comerica's charitable foundation in the second quarter of 2000, noninterest expenses decreased $2 million compared with the same quarter last year. Ongoing cost discipline and revenue-related incentives contributed to the decline. Comerica's efficiency ratio, excluding the restructuring charge, was 49 percent for the second quarter of 2001 and 50 percent for the second quarter of 2000.

CREDIT QUALITY
The provision for credit losses was $37 million in the second quarter of 2001, a decrease of $20 million compared with the second quarter of 2000. Net charge-offs for the quarter were $37 million or 0.35 percent of average total loans, compared with $37 million or 0.38 percent in the second quarter of 2000. The allowance for credit losses as a percentage of total loans at June 30, 2001 was 1.57 percent, unchanged compared with March 31, 2001 and up from 1.54 percent at June 30, 2000. Nonperforming assets were $480 million or 1.17 percent of loans and other real estate at June 30, 2001, compared with $476 million or
1.16 percent at March 31, 2001, and $296 million and 0.76 percent at June 30, 2000.

For the year 2001, net charge-offs are currently expected to range from 35-to-40 basis points, while nonperforming assets are projected to range from 115-to-130 basis points of total loans and other real estate.

OUTLOOK FOR 2001
Confirming the guidance after the end of the first quarter, earnings for the full year 2001 are expected to range between $4.75 and $4.95 per share. This earnings guidance is based on an assessment of current economic conditions, the level of equity markets and interest rates, progress toward business objectives and other factors, and excludes:
- the restructuring charge for the Imperial merger, of which $0.57 per share has been incurred year to date; and,
- the effect of a one-time $0.19 per share charge in the first quarter 2001 related to long-term incentive plans at an unconsolidated subsidiary of Munder.

BALANCE SHEET
Assets totaled $49 billion at June 30, 2001, compared with $48 billion at June 30, 2000, while common shareholders' equity was $4.5 billion at June 30, 2001, compared with $4.0 billion one year earlier. Shares of common stock outstanding were 178 million at June 30, 2001, compared with 177 million a year ago. Total loans were $41 billion at June 30, 2001, compared with $39 billion a year ago. Total deposits were $37 billion at June 30, 2001, compared with $32 billion at June 30, 2000.

                                    - more -

COMERICA REPORTS EARNINGS FOR SECOND QUARTER 2001 - 4

CONFERENCE CALL
Comerica will host a conference call to review the second quarter 2001 financial results at 8:30 a.m. ET Tuesday, July 17, 2001. Interested parties may access the conference call by calling (706) 679-5261 (event ID No. 1163093). The call also is accessible via the Internet by clicking on "Investor Relations" at www.comerica.com. A replay of the conference call will be available approximately two hours following the call through July 24, 2001. The conference call replay can be accessed by calling (800) 642-1687 or (706) 645-9291 (event ID No. 1163093). The replay also can be accessed through the Internet by clicking on "Investor Relations" at www.comerica.com.

Comerica Incorporated is a multi-state financial services provider headquartered in Detroit, with bank subsidiaries in Michigan, California, and Texas, banking operations in Florida, and businesses in several other states. Comerica also operates banking subsidiaries in Canada and Mexico.

FORWARD LOOKING STATEMENT
Matters discussed in this news release contain certain forward-looking statements that are based on management's beliefs and assumptions based on information currently known to Comerica's management. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of the Company's revenue, earnings or other measures of economic performance including statements of profitability business segments and subsidiaries, estimates of credit quality trends and current integration. Such statements reflect the view of Comerica's management, as of the date of this conference call with respect to future events and are subject to risks and uncertainties, such as changes in Comerica's plans, objectives, expectations and intentions and do not purport to speak as of any other date. Should one or more of these risks materialize or should underlying beliefs of assumptions prove incorrect, the Company's actual results could differ materially from those discussed in this conference call. Factors that could cause or contribute to such differences are changes in interest rates, changes in the accounting treatment of any particular item, the entry of new competitors into the banking industry as a result of the enactment of the Gramm-Leach-Bliley Act of 1999, changes in general economic conditions and related credit and market conditions, difficulties in integrating Imperial Bancorp or retaining key personnel and other factors discussed in Comerica's filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Without limiting the foregoing, Comerica undertakes no obligation to update earnings guidance including any of the factors that influence earnings.


MEDIA CONTACTS:                                           INVESTOR CONTACTS:
Sharon R. McMurray                                        Judith S. Love
(313) 222-4881                                            (313) 222-2840

Wayne J. Mielke                                           Judith M. Chavis
(313) 222-4732                                            (313) 222-6317

CONSOLIDATED FINANCIAL HIGHLIGHTS
Comerica Incorporated and Subsidiaries

                                                           Three Months Ended
(in thousands, except per share data,              June 30,    March 31,     June 30,
  average balances and ratios)                       2001         2001         2000
                                                  ----------   ----------   ----------
PER SHARE AND COMMON STOCK DATA
Diluted net income                                $   1.13       $   0.50     $   1.12
Cash dividends declared                               0.44           0.44         0.40
Common shareholders' equity (at period end)          25.32          24.80        22.34

Average diluted shares                             180,387        180,248      179,393

KEY RATIOS
Return on average common equity                      18.21%          8.11%       20.80%
Return on average assets                              1.69%          0.76%        1.77%
Average common equity as a percentage of
  average assets                                      9.08%          8.93%        8.34%
Core capital ratio (June 2001 estimated)              7.56%          7.41%        7.22%
Total capital ratio (June 2001 estimated)            11.40%         11.19%       10.78%
Leverage ratio (June 2001 estimated)                  8.84%          8.76%        8.53%

AVERAGE BALANCES (in millions)
Commercial loans (including lease financing)      $ 28,090       $ 27,764     $ 26,124
International loans                                  2,729          2,603        2,527
Real estate construction loans                       3,056          2,955        2,449
Commercial mortgage loans                            5,609          5,500        5,133
Residential mortgage loans                             788            800          835
Consumer loans                                       1,479          1,478        1,419
                                                  --------       --------     --------
   Total loans                                    $ 41,751       $ 41,100     $ 38,487
Earning assets                                      45,540         45,615       43,027
Total assets                                        49,388         49,331       46,501
Interest-bearing deposits                           25,008         24,167       20,467
Noninterest-bearing deposits                        10,219          9,370        9,073
Total interest-bearing liabilities                  33,670         34,469       32,654
Common shareholders' equity                          4,485          4,407        3,880

NET INTEREST INCOME
Net interest income (fully taxable equivalent
  basis)                                          $528,325       $513,340     $498,651
Fully taxable equivalent adjustment                    944          1,048          958
Net interest margin                                   4.65%          4.55%        4.65%

CREDIT QUALITY
Nonaccrual loans                                  $470,661       $470,478     $277,729
Reduced-rate loans                                     248            275        7,789
Other real estate                                    9,579          5,577       10,915
Total nonperforming assets                         480,488        476,330      296,433
Loans 90 days past due                              83,114         55,260       38,769
Gross charge-offs                                   46,544         45,327       44,271
Recoveries                                           9,751          9,916        7,339
Net charge-offs                                     36,793         35,411       36,932

Allowance for credit losses as a percentage
  of total loans                                      1.57%          1.57%        1.54%
Nonperforming assets as a percentage of
  total loans and other real estate                   1.17%          1.16%        0.76%
Net loans charged off as a percentage of
  average total loans                                 0.35%          0.34%        0.38%
Allowance for credit losses as a percentage
  of total nonperforming assets                        134%           135%         203%

ADDITIONAL DATA
Goodwill                                          $349,099       $356,925     $380,726
Core deposit intangible                              6,482          7,176       10,229
Other intangibles                                    1,160          1,215        3,973
Loan servicing rights                                7,923          8,470        6,851
Deferred mutual fund distribution costs             53,314         54,045      105,904
Amortization of intangibles                          8,619          8,685        9,622

CONSOLIDATED FINANCIAL HIGHLIGHTS
Comerica Incorporated and Subsidiaries


                                                     Six Months Ended
(in thousands, except per share data,                    June 30,
  average balances and ratios)                       2001          2000
                                                  ----------    ----------
PER SHARE AND COMMON STOCK DATA
Diluted net income                                     $1.63         $2.20
Cash dividends declared                                 0.88          0.80
Common shareholders' equity (at period end)

Average diluted shares                               180,342       179,286

KEY RATIOS
Return on average common equity                        13.20%        20.73%
Return on average assets                                1.22%         1.75%
Average common equity as a percentage of
  average assets                                        9.01%         8.26%
Core capital ratio (June 2001 estimated)
Total capital ratio (June 2001 estimated)
Leverage ratio (June 2001 estimated)

AVERAGE BALANCES (in millions)
Commercial loans (including lease financing)      $   27,928    $   25,610
International loans                                    2,666         2,562
Real estate construction loans                         3,006         2,365
Commercial mortgage loans                              5,554         5,067
Residential mortgage loans                               794           847
Consumer loans                                         1,479         1,414
                                                  ----------    ----------
   Total loans                                    $   41,427    $   37,865
Earning assets                                        45,577        42,670
Total assets                                          49,359        46,100
Interest-bearing deposits                             24,590        20,341
Noninterest-bearing deposits                           9,797         8,843
Total interest-bearing liabilities                    34,067        32,540
Common shareholders' equity                            4,446         3,806

NET INTEREST INCOME
Net interest income (fully taxable equivalent
  basis)                                          $1,041,666    $  983,205
Fully taxable equivalent adjustment                    1,993         1,917
Net interest margin                                     4.60%         4.62%

CREDIT QUALITY
Nonaccrual loans
Reduced-rate loans
Other real estate
Total nonperforming assets
Loans 90 days past due
Gross charge-offs                                 $   91,871    $   81,392
Recoveries                                            19,667        10,908
Net charge-offs                                       72,204        70,484


Allowance for credit losses as a percentage
  of total loans
Nonperforming assets as a percentage of
  total loans and other real estate
Net loans charged off as a percentage of
  average total loans                                   0.35%         0.37%
Allowance for credit losses as a percentage
  of total nonperforming assets

ADDITIONAL DATA
Goodwill
Core deposit intangible
Other intangibles
Loan servicing rights
Deferred mutual fund distribution costs
Amortization of intangibles                       $   17,304     $  18,353

CONSOLIDATED BALANCE SHEETS
Comerica Incorporated and Subsidiaries


                                             June 30,       March 31,
(in thousands, except share data)               2001            2001
                                         -----------     -----------
ASSETS
Cash and due from banks                  $ 1,763,867     $ 2,008,803

Short-term investments                       257,380       1,990,563

Investment securities available
  for sale                                 4,025,903       3,207,455

Commercial loans                          26,155,382      26,373,429
International loans                        2,751,192       2,653,902
Real estate construction loans             3,117,988       2,973,895
Commercial mortgage loans                  5,681,003       5,570,134
Residential mortgage loans                   793,631         793,075
Consumer loans                             1,490,809       1,472,015
Lease financing                            1,123,408       1,088,908
                                         -----------     -----------
    Total loans                           41,113,413      40,925,358
Less allowance for credit losses            (644,877)       (644,556)
                                         -----------     -----------
    Net loans                             40,468,536      40,280,802

Premises and equipment                       356,328         360,145
Customers' liability on acceptances
  outstanding                                 27,538          26,917
Accrued income and other assets            2,388,708       2,395,541
                                         -----------     -----------
    TOTAL ASSETS                         $49,288,260     $50,270,226
                                         ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits             $11,797,991     $11,530,699
Interest-bearing deposits                 25,247,662      25,255,219
                                         -----------     -----------
    Total deposits                        37,045,653      36,785,918

Short-term borrowings                      1,427,333         679,802
Acceptances outstanding                       27,538          26,917
Accrued expenses and other
  liabilities                                730,028         819,774
Medium- and long-term debt                 5,306,843       7,289,301
                                         -----------     -----------
    Total liabilities                     44,537,395      45,601,712

Nonredeemable preferred stock
  - $50 stated value:
  Authorized - 5,000,000 shares
  Issued - 5,000,000 shares at
     6/30/01, 3/31/01, 12/31/00 and
     6/30/00                                 250,000         250,000
Common stock - $5 par value:
  Authorized - 325,000,000 shares
  Issued - 178,749,198 shares at
     6/30/01, 178,337,648 shares at
     3/31/01, 177,703,678 shares at
     12/31/00, and 177,777,268 shares
     at 6/30/00                              893,746         891,688
Capital surplus                              340,232         326,134
Unearned employee stock ownership
  plan - 167,566 shares at 6/30/01,
  176,462 at 3/31/01 and 12/31/00 and
  48,568 shares at 6/30/00                    (6,408)         (6,750)
Accumulated other comprehensive income       119,135         127,490
Retained earnings                          3,211,460       3,086,915
Deferred compensation                        (11,251)         (6,963)
Less cost of common stock in
  treasury - 855,492 shares at
  6/30/01, 289,387 shares at 12/31/00
  and 761,318 shares at 6/30/00              (46,049)              -
                                         -----------     -----------
    Total shareholders' equity             4,750,865       4,668,514
                                         -----------     -----------
    TOTAL LIABILITIES AND
      SHAREHOLDERS' EQUITY               $49,288,260     $50,270,226
                                         ===========     ===========

CONSOLIDATED BALANCE SHEETS
Comerica Incorporated and Subsidiaries

                                         December 31,        June 30,
(in thousands, except share data)               2000            2000
                                         -----------     -----------
ASSETS
Cash and due from banks                  $ 1,930,682     $ 2,241,928

Short-term investments                     1,730,158       1,670,302

Investment securities available
  for sale                                 3,890,725       3,693,395

Commercial loans                          26,009,336      25,401,266
International loans                        2,571,156       2,612,539
Real estate construction loans             2,915,168       2,576,986
Commercial mortgage loans                  5,360,601       5,145,662
Residential mortgage loans                   807,064         828,092
Consumer loans                             1,477,135       1,438,371
Lease financing                            1,029,164         858,065
                                         -----------     -----------
    Total loans                           40,169,624      38,860,981
Less allowance for credit losses            (608,110)       (601,117)
                                         -----------     -----------
    Net loans                             39,561,514      38,259,864

Premises and equipment                       364,246         365,650
Customers' liability on acceptances
  outstanding                                 26,668          23,964
Accrued income and other assets            2,030,063       1,896,539
                                         -----------     -----------
    TOTAL ASSETS                         $49,534,056     $48,151,642
                                         ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits             $10,188,475     $10,213,363
Interest-bearing deposits                 23,665,808      21,332,018
                                         -----------     -----------
    Total deposits                        33,854,283      31,545,381

Short-term borrowings                      2,093,381       3,368,570
Acceptances outstanding                       26,668          23,964
Accrued expenses and other
  liabilities                                800,386         632,998
Medium- and long-term debt                 8,259,179       8,377,915
                                         -----------     -----------
    Total liabilities                     45,033,897      43,948,828

Nonredeemable preferred stock
  - $50 stated value:
  Authorized - 5,000,000 shares
  Issued - 5,000,000 shares at
     6/30/01, 3/31/01, 12/31/00 and
     6/30/00                                 250,000         250,000
Common stock - $5 par value:
  Authorized - 325,000,000 shares
  Issued - 178,749,198 shares at
     6/30/01, 178,337,648 shares at
     3/31/01, 177,703,678 shares at
     12/31/00, and 177,777,268 shares
     at 6/30/00                              888,519         888,886
Capital surplus                              301,414         311,719
Unearned employee stock ownership
  plan - 167,566 shares at 6/30/01,
  176,462 at 3/31/01 and 12/31/00 and
  48,568 shares at 6/30/00                    (6,750)         (2,250)
Accumulated other comprehensive income        12,097         (32,617)
Retained earnings                          3,085,784       2,850,981
Deferred compensation                        (14,494)        (20,467)
Less cost of common stock in
  treasury - 855,492 shares at
  6/30/01, 289,387 shares at 12/31/00
  and 761,318 shares at 6/30/00              (16,411)        (43,438)
                                         -----------     -----------
    Total shareholders' equity             4,500,159       4,202,814
                                         -----------     -----------
    TOTAL LIABILITIES AND
      SHAREHOLDERS' EQUITY               $49,534,056     $48,151,642
                                         ===========     ===========

CONSOLIDATED STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

                                                        Three Months Ended
                                                    ---------------------------
                                                        June 30,        June 30,
(in thousands, except per share data)                      2001            2000
                                                    -----------     -----------
INTEREST INCOME
Interest and fees on loans                          $   813,970     $   833,916
Interest on investment securities                        55,717          62,102
Interest on short-term investments                        4,967          14,711
                                                    -----------     -----------
    Total interest income                               874,654         910,729

INTEREST EXPENSE
Interest on deposits                                    243,476         216,873
Interest on short-term borrowings                        24,341          66,039
Interest on medium- and long-term debt                   79,456         130,124
                                                    -----------     -----------
    Total interest expense                              347,273         413,036
                                                    -----------     -----------
    Net interest income                                 527,381         497,693
Provision for credit losses                              37,000          56,600
                                                    -----------     -----------
    Net interest income after provision
      for credit losses                                 490,381         441,093

NONINTEREST INCOME
Fiduciary income                                         45,611          44,721
Investment advisory revenue, net                         13,345          32,154
Service charges on deposit accounts                      52,429          47,571
Commercial lending fees                                  14,316          12,578
Letter of credit fees                                    14,970          13,835
Warrant income                                              437           5,450
Securities gains/(losses)                                  (747)          7,257
Net gain on sales of businesses                               -           2,631
Equity in earnings of unconsolidated subsidiaries         2,954           5,019
Other noninterest income                                 59,601          70,634
                                                    -----------     -----------
    Total noninterest income                            202,916         241,850

NONINTEREST EXPENSES
Salaries and employee benefits                          203,497         209,150
Net occupancy expense                                    29,299          27,066
Equipment expense                                        17,352          18,831
Outside processing fee expense                           14,564          14,226
Restructuring charge                                     14,122               -
Customer services                                        10,660           8,824
Other noninterest expenses                               83,318          88,145
                                                    -----------     -----------
    Total noninterest expenses                          372,812         366,242
                                                    -----------     -----------
Income before income taxes                              320,485         316,701
Provision for income taxes                              112,013         110,651
                                                    -----------     -----------
NET INCOME                                          $   208,472     $   206,050
                                                    ===========     ===========
Net income applicable to common stock               $   204,197     $   201,775
                                                    ===========     ===========

Basic net income per common share                   $      1.15     $      1.14
Diluted net income per common share                 $      1.13     $      1.12

Cash dividends declared on common stock             $    78,420     $    62,451
Dividends per common share                          $      0.44     $      0.40

CONSOLIDATED STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

                                                          Six Months Ended
                                                    ---------------------------
                                                        June 30,        June 30,
(in thousands, except per share data)                      2001            2000
                                                    -----------     -----------
INTEREST INCOME
Interest and fees on loans                          $ 1,679,303     $ 1,612,089
Interest on investment securities                       120,342         123,549
Interest on short-term investments                       15,469          46,510
                                                    -----------     -----------
    Total interest income                             1,815,114       1,782,148

INTEREST EXPENSE
Interest on deposits                                    515,403         419,769
Interest on short-term borrowings                        63,733         119,979
Interest on medium- and long-term debt                  196,305         261,112
                                                    -----------     -----------
    Total interest expense                              775,441         800,860
                                                    -----------     -----------
    Net interest income                               1,039,673         981,288
Provision for credit losses                             109,000         123,494
                                                    -----------     -----------
    Net interest income after provision
      for credit losses                                 930,673         857,794

NONINTEREST INCOME
Fiduciary income                                         91,037          89,920
Investment advisory revenue, net                          3,856          65,983
Service charges on deposit accounts                     102,343          93,323
Commercial lending fees                                  28,170          24,959
Letter of credit fees                                    27,746          26,692
Warrant income                                            3,559          12,824
Securities gains/(losses)                                22,997          12,694
Net gain on sales of businesses                               -          33,115
Equity in earnings of unconsolidated subsidiaries       (50,346)          7,946
Other noninterest income                                143,536         129,214
                                                    -----------     -----------
    Total noninterest income                            372,898         496,670

NONINTEREST EXPENSES
Salaries and employee benefits                          410,273         420,977
Net occupancy expense                                    57,615          54,864
Equipment expense                                        36,749          37,777
Outside processing fee expense                           30,391          28,713
Restructuring charge                                    108,426               -
Customer services                                        19,918          17,000
Other noninterest expenses                              159,417         173,706
                                                    -----------     -----------
    Total noninterest expenses                          822,789         733,037
                                                    -----------     -----------
Income before income taxes                              480,782         621,427
Provision for income taxes                              178,718         218,346
                                                    -----------     -----------
NET INCOME                                          $   302,064     $   403,081
                                                    ===========     ===========
Net income applicable to common stock               $   293,514     $   394,531
                                                    ===========     ===========

Basic net income per common share                   $      1.65     $      2.23
Diluted net income per common share                 $      1.63     $      2.20

Cash dividends declared on common stock             $   156,809     $   124,970
Dividends per common share                          $      0.88     $      0.80

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

                                              Second           First         Fourth
                                             Quarter         Quarter        Quarter
(in thousands, except per share data)           2001            2001           2000
                                            --------        --------       --------
INTEREST INCOME
Interest and fees on loans                  $813,970        $865,333       $898,831
Interest on investment securities             55,717          64,625         69,688
Interest on short-term investments             4,967          10,502         16,712
                                            --------        --------       --------
    Total interest income                    874,654         940,460        985,231

INTEREST EXPENSE
Interest on deposits                         243,476         271,927        277,775
Interest on short-term borrowings             24,341          39,392         48,457
Interest on medium- and long-term debt        79,456         116,849        139,800
                                            --------        --------       --------
    Total interest expense                   347,273         428,168        466,032
                                            --------        --------       --------
    Net interest income                      527,381         512,292        519,199
Provision for credit losses                   37,000          72,000         88,006
                                            --------        --------       --------
    Net interest income after
      provision for credit losses            490,381         440,292        431,193

NONINTEREST INCOME
Fiduciary income                              45,611          45,426         46,297
Investment advisory revenue, net              13,345          (9,489)        18,431
Service charges on deposit accounts           52,429          49,914         47,848
Commercial lending fees                       14,316          13,854         19,288
Letter of credit fees                         14,970          12,776         12,491
Warrant income                                   437           3,122            324
Securities gains/(losses)                       (747)         23,744          2,285
Net gain on sales of businesses                    -               -         13,184
Equity in earnings of unconsolidated
  subsidiaries                                 2,954         (53,300)           717
Other noninterest income                      59,601          83,935         55,145
                                            --------        --------       --------
    Total noninterest income                 202,916         169,982        216,010

NONINTEREST EXPENSES
Salaries and employee benefits               203,497         206,776        215,328
Net occupancy expense                         29,299          28,316         28,180
Equipment expense                             17,352          19,397         19,595
Outside processing fee expense                14,564          15,827         14,363
Restructuring charge                          14,122          94,304              -
Customer services                             10,660           9,258         10,642
Other noninterest expenses                    83,318          76,099         87,974
                                            --------        --------       --------
    Total noninterest expenses               372,812         449,977        376,082
                                            --------        --------       --------
Income before income taxes                   320,485         160,297        271,121
Provision for income taxes                   112,013          66,705         98,525
                                            --------        --------       --------
NET INCOME                                  $208,472        $ 93,592       $172,596
                                            ========        ========       ========
Net income applicable to common stock       $204,197        $ 89,317       $168,321
                                            ========        ========       ========

Basic net income per common share           $   1.15        $   0.50       $   0.95
Diluted net income per common share         $   1.13        $   0.50       $   0.94

Cash dividends declared on common stock     $ 78,420        $ 78,389       $ 62,706
Dividends per common share                  $   0.44        $   0.44       $   0.40

N/M-Not meaningful

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

                                               Third          Second
                                             Quarter         Quarter
(in thousands, except per share data)           2000            2000
                                            --------        --------
INTEREST INCOME
Interest and fees on loans                  $868,351        $833,916
Interest on investment securities             66,096          62,102
Interest on short-term investments            14,527          14,711
                                            --------        --------
    Total interest income                    948,974         910,729

INTEREST EXPENSE
Interest on deposits                         253,737         216,873
Interest on short-term borrowings             46,936          66,039
Interest on medium- and long-term debt       144,619         130,124
                                            --------        --------
    Total interest expense                   445,292         413,036
                                            --------        --------
    Net interest income                      503,682         497,693
Provision for credit losses                   43,300          56,600
                                            --------        --------
    Net interest income after
      provision for credit losses            460,382         441,093

NONINTEREST INCOME
Fiduciary income                              44,643          44,721
Investment advisory revenue, net              34,097          32,154
Service charges on deposit accounts           47,657          47,571
Commercial lending fees                       16,435          12,578
Letter of credit fees                         12,777          13,835
Warrant income                                16,713           5,450
Securities gains                               1,316           7,257
Net gain on sales of businesses                4,000           2,631
Equity in earnings of unconsolidated
  subsidiaries                                 5,358           5,019
Other noninterest income                      61,005          70,634
                                            --------        --------
    Total noninterest income                 244,001         241,850

NONINTEREST EXPENSES
Salaries and employee benefits               215,151         209,150
Net occupancy expense                         27,082          27,066
Equipment expense                             19,160          18,831
Outside processing fee expense                15,465          14,226
Restructuring charge                               -               -
Customer services                              9,240           8,824
Other noninterest expenses                    89,306          88,145
                                            --------        --------
    Total noninterest expenses               375,404         366,242
                                            --------        --------
Income before income taxes                   328,979         316,701
Provision for income taxes                   113,921         110,651
                                            --------        --------
NET INCOME                                  $215,058        $206,050
                                            ========        ========
Net income applicable to common stock       $210,783        $201,775
                                            ========        ========

Basic net income per common share           $   1.19        $   1.14
Diluted net income per common share         $   1.17        $   1.12

Cash dividends declared on common stock     $ 62,601        $ 62,451
Dividends per common share                  $   0.40        $   0.40

N/M-Not meaningful

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

                                                  Second Quarter 2001 Compared To:
                                              First Quarter 2001    Second Quarter 2000
(in thousands, except per share data)         Amount    Percent       Amount    Percent
                                            --------    -------     --------    -------
INTEREST INCOME
Interest and fees on loans                  $(51,363)      (5.9)%   $(19,946)      (2.4)%
Interest on investment securities             (8,908)     (13.8)      (6,385)     (10.3)
Interest on short-term investments            (5,535)     (52.7)      (9,744)     (66.2)
                                            --------    -------     --------    -------
    Total interest income                    (65,806)      (7.0)     (36,075)      (4.0)

INTEREST EXPENSE
Interest on deposits                         (28,451)     (10.5)      26,603       12.3
Interest on short-term borrowings            (15,051)     (38.2)     (41,698)     (63.1)
Interest on medium- and long-term debt       (37,393)     (32.0)     (50,668)     (38.9)
                                            --------    -------     --------    -------
    Total interest expense                   (80,895)     (18.9)     (65,763)     (15.9)
                                            --------    -------     --------    -------
    Net interest income                       15,089        2.9       29,688        6.0
Provision for credit losses                  (35,000)     (48.6)     (19,600)     (34.6)
                                            --------    -------     --------    -------
    Net interest income after
      provision for credit losses             50,089       11.4       49,288       11.2

NONINTEREST INCOME
Fiduciary income                                 185        0.4          890        2.0
Investment advisory revenue, net              22,834        N/M      (18,809)     (58.5)
Service charges on deposit accounts            2,515        5.0        4,858       10.2
Commercial lending fees                          462        3.3        1,738       13.8
Letter of credit fees                          2,194       17.2        1,135        8.2
Warrant income                                (2,685)     (86.0)      (5,013)     (92.0)
Securities gains                             (24,491)       N/M       (8,004)       N/M
Net gain on sales of businesses                    -          -       (2,631)       N/M
Equity in earnings of unconsolidated
  subsidiaries                                56,254        N/M       (2,065)     (41.1)
Other noninterest income                     (24,334)     (29.0)     (11,033)     (15.6)
                                            --------    -------     --------    -------
    Total noninterest income                  32,934       19.4      (38,934)     (16.1)

NONINTEREST EXPENSES
Salaries and employee benefits                (3,279)      (1.6)      (5,653)      (2.7)
Net occupancy expense                            983        3.5        2,233        8.3
Equipment expense                             (2,045)     (10.5)      (1,479)      (7.9)
Outside processing fee expense                (1,263)      (8.0)         338        2.4
Restructuring charge                         (80,182)     (85.0)      14,122        N/M
Customer services                              1,402       15.1        1,836       20.8
Other noninterest expenses                     7,219        9.5       (4,827)      (5.5)
                                            --------    -------     --------    -------
    Total noninterest expenses               (77,165)     (17.1)       6,570        1.8
                                            --------    -------     --------    -------
Income before income taxes                   160,188       99.9        3,784        1.2
Provision for income taxes                    45,308       67.9        1,362        1.2
                                            --------    -------     --------    -------
NET INCOME                                  $114,880      122.7%   $   2,422        1.2%
                                            ========    =======     ========    =======
Net income applicable to common stock       $114,880      128.6%   $   2,422        1.2%
                                            ========    =======     ========    =======

Basic net income per common share           $   0.65      130.0%   $    0.01        0.9%
Diluted net income per common share         $   0.63      126.0%   $    0.01        0.9%

Cash dividends declared on common stock     $     31          -%   $  15,969       25.6%
Dividends per common share                  $      -          -%   $    0.04       10.0%

N/M-Not meaningful

QUARTERLY SELECTED ASSET QUALITY DATA
Comerica Incorporated and Subsidiaries


                                                        2001
                                              ------------------------
(in thousands)                                 2nd QTR         1st QTR
                                              --------        --------
ALLOWANCE FOR CREDIT LOSSES
Beginning period balance                      $644,556        $608,110
Loans charged off:
  Commercial                                   (38,854)        (38,610)
  International                                 (5,670)         (3,136)
  Real estate construction                           -          (1,000)
  Commercial mortgage                             (426)         (1,526)
  Residential mortgage                             (11)              -
  Consumer                                      (1,072)           (942)
  Lease financing                                 (512)           (113)
                                              --------        --------
    Total loans charged off                    (46,545)        (45,327)


Recoveries on loans previously charged off:
  Commercial                                     7,683           6,982
  International                                    124               -
  Real estate construction                           3             116
  Commercial mortgage                              389             136
  Residential mortgage                               -             431
  Consumer                                       1,509           1,625
  Lease financing                                   43             626
                                              --------        --------
    Total recoveries                             9,751           9,916
                                              --------        --------
    Net loans charged off                      (36,794)        (35,411)
Provision for credit losses                     37,000          72,000
Foreign currency translation adjustment            115            (143)
                                              --------        --------
Balance at period end                         $644,877        $644,556
                                              ========        ========

As a percent of total loans                       1.57%           1.57%

Net loans charged off to average
  total loans                                     0.35            0.34

NONPERFORMING ASSETS
Nonaccrual loans:
  Commercial                                  $382,170        $389,206
  International                                 42,855          48,721
  Real estate construction                       5,417           6,942
  Commercial mortgage                           32,955          18,356
  Residential mortgage                             285             289
  Consumer                                       3,550           3,147
  Lease financing                                3,429           3,817
                                              --------        --------
    Total nonaccrual loans                     470,661         470,478
Reduced-rate loans                                 248             275
                                              --------        --------
    Total nonperforming loans                  470,909         470,753
Other real estate                                9,579           5,577
                                              --------        --------
    Total nonperforming assets                $480,488        $476,330
                                              ========        ========

Nonperforming loans as a percentage
  of total loans                                  1.15%           1.15%
Nonperforming assets as a percentage of
  total loans and other real estate               1.17            1.16
Allowance for credit losses as a
  percentage of total nonperforming
  assets                                           134             135

Loans past due 90 days or more                $ 83,114        $ 55,260

QUARTERLY SELECTED ASSET QUALITY DATA
Comerica Incorporated and Subsidiaries

                                                                2000
                                              ----------------------------------------
(in thousands)                                 4th QTR         3rd QTR        2nd QTR
                                              ----------------------------------------
ALLOWANCE FOR CREDIT LOSSES
Beginning period balance                      $ 613,663       $ 601,117      $ 581,482
Loans charged off:
  Commercial                                    (99,211)        (39,836)       (37,719)
  International                                       -            (580)        (2,851)
  Real estate construction                            -               -              -
  Commercial mortgage                                (9)            (64)          (437)
  Residential mortgage                              (84)             (2)           (48)
  Consumer                                       (1,074)           (792)        (3,135)
  Lease financing                                  (477)             (7)           (81)
                                              ---------       ---------      ---------
    Total loans charged off                    (100,855)        (41,281)       (44,271)

Recoveries on loans previously charged off
  Commercial                                      4,604           8,797          4,897
  International                                       -               -              -
  Real estate construction                          119               7              7
  Commercial mortgage                             1,009              18            545
  Residential mortgage                                -               -             (7)
  Consumer                                        1,531           1,687          1,860
  Lease financing                                    30              36             37
                                              ---------       ---------      ---------
    Total recoveries                              7,293          10,545          7,339
                                              ---------       ---------      ---------
    Net loans charged off                       (93,562)        (30,736)       (36,932)
Provision for credit losses                      88,006          43,300         56,600
Foreign currency translation adjustment               3             (18)           (33)
                                              ---------       ---------      ---------
Balance at period end                         $ 608,110       $ 613,663      $ 601,117
                                              =========       =========      =========

As a percent of total loans                        1.51%           1.57%          1.54%

Net loans charged off to average
  total loans                                      0.94            0.31           0.38

NONPERFORMING ASSETS
Nonaccrual loans:
  Commercial                                  $ 244,390       $ 229,026      $ 226,094
  International                                  57,929          36,770         25,242
  Real estate construction                        4,542           4,947            248
  Commercial mortgage                            17,398          17,251         17,189
  Residential mortgage                              185             522            505
  Consumer                                        3,080           3,322          3,490
  Lease financing                                 3,837           4,051          4,961
                                              ---------       ---------      ---------
    Total nonaccrual loans                      331,361         295,889        277,729
Reduced-rate loans                                2,306           2,271          7,789
                                              ---------       ---------      ---------
    Total nonperforming loans                   333,667         298,160        285,518
Other real estate                                 5,577           5,007         10,915
                                              ---------       ---------      ---------
    Total nonperforming assets                $ 339,244       $ 303,167      $ 296,433
                                              =========       =========      =========

Nonperforming loans as a percentage
  of total loans                                   0.83%           0.76%          0.73%
Nonperforming assets as a percentage of
  total loans and other real estate                0.84            0.78           0.76
Allowance for credit losses as a
  percentage of total nonperforming
  assets                                            179             202            203

Loans past due 90 days or more                $  36,176       $  53,427      $  38,769

ANALYSIS OF NET INTEREST INCOME (FTE)
Comerica Incorporated and Subsidiaries

                                                       Three Months Ended
                                 -----------------------------------------------------------
                                          June 30, 2001                  March 31, 2001
                                 ----------------------------    ---------------------------
                                 Average              Average    Average             Average
(dollar amounts in millions)     Balance    Interest     Rate    Balance   Interest     Rate
                                 ----------------------------    ---------------------------
Commercial loans                 $27,005     $486.4      7.22%   $26,705     $552.4     8.39%
International loans                2,729       56.0      8.23      2,603       58.5     9.12
Real estate construction loans     3,056       63.9      8.39      2,955       69.8     9.58
Commercial mortgage loans          5,609      110.5      7.90      5,500      116.1     8.56
Residential mortgage loans           788       15.1      7.66        800       15.5     7.74
Consumer loans                     1,479       32.4      8.77      1,478       33.7     9.21
Lease financing                    1,085       17.7      6.52      1,059       17.0     6.42
Business loan swap
  income/(expense)                     -       32.6         -          -        3.0        -
                                 ----------------------------    ---------------------------
    Total loans                   41,751      814.6      7.82     41,100      866.0     8.54

Investment securities available
  for sale (1)                     3,490       56.0      6.41      3,881       65.0     6.74

Short-term investments               299        5.0      6.71        634       10.5     6.74
                                 ----------------------------    ---------------------------
    Total earning assets          45,540      875.6      7.71     45,615      941.5     8.36

Cash and due from banks            1,839                           1,776
Allowance for credit losses         (664)                           (621)
Other assets                       2,673                           2,561
                                 -------                         -------
    Total Assets                 $49,388                         $49,331
                                 =======                         =======

Money market and NOW accounts    $ 9,809       67.2      2.75    $ 9,456       74.9     3.21
Savings deposits                   1,319        4.4      1.35      1,323        5.0     1.52
Certificates of deposit           13,248      161.3      4.88     12,901      182.1     5.73
Foreign office time deposits         632       10.6      6.72        487        9.9     8.22
                                 ----------------------------    ---------------------------
    Total interest-bearing
      deposits                    25,008      243.5      3.91     24,167      271.9     4.56

Short-term borrowings              2,213       24.3      4.41      2,573       39.4     6.21
Medium- and long-term debt         6,449       79.5      4.94      7,729      116.9     6.13
                                 ----------------------------    ---------------------------
    Total interest-bearing
      sources                     33,670      347.3      4.14     34,469      428.2     5.04

Noninterest-bearing deposits      10,219                           9,370
Other liabilities                    764                             835
Preferred stock                      250                             250
Common shareholders' equity        4,485                           4,407
                                 -------                         -------
    Total Liabilities and
      Shareholders' Equity       $49,388                         $49,331
                                 =======                         =======

Net interest income/Rate
  spread (FTE)                               $528.3      3.57                $513.3     3.32
                                             ======                          ======

FTE adjustment                               $  1.0                          $  1.0
                                             ======                          ======
Impact of net noninterest-bearing
  sources of funds                                       1.08                           1.23
                                                         ----                           ----
Net interest margin as a percent of
  average earning assets (FTE)                           4.65%                          4.55%
                                                         ====                           ====

(1) The average rate for investment securities available for sale was computed using average historical cost.

ANALYSIS OF NET INTEREST INCOME (FTE)
Comerica Incorporated and Subsidiaries

                                         Three Months Ended
                                    ----------------------------
                                            June 30, 2000
                                    ----------------------------
                                    Average              Average
(dollar amounts in millions)        Balance   Interest      Rate
                                    ----------------------------
Commercial loans                    $25,294     $555.4      8.83%
International loans                   2,527       57.9      9.22
Real estate construction loans        2,449       61.4     10.09
Commercial mortgage loans             5,133      112.0      8.78
Residential mortgage loans              835       15.9      7.63
Consumer loans                        1,419       31.7      8.98
Lease financing                         830       11.9      5.72
Business loan swap
  income/(expense)                        -      (11.8)        -
                                    ----------------------------
    Total loans                      38,487      834.4      8.72

Investment securities available
  for sale (1)                        3,677       62.5      6.71

Short-term investments                  863       14.8      6.87
                                    ----------------------------
    Total earning assets             43,027      911.7      8.51

Cash and due from banks               1,802
Allowance for credit losses            (588)
Other assets                          2,260
                                    -------
    Total Assets                    $46,501
                                    =======

Money market and NOW accounts       $ 9,167       70.7      3.10
Savings deposits                      1,430        5.7      1.59
Certificates of deposit               8,884      122.6      5.55
Foreign office time deposits            986       17.9      7.31
                                    ----------------------------
    Total interest-bearing
      deposits                       20,467      216.9      4.26

Short-term borrowings                 4,148       66.0      6.40
Medium- and long-term debt            8,039      130.1      6.51
                                    ----------------------------
    Total interest-bearing
      sources                        32,654      413.0      5.09

Noninterest-bearing deposits          9,073
Other liabilities                       644
Preferred stock                         250
Common shareholders' equity           3,880
                                    -------
    Total Liabilities and
      Shareholders' Equity          $46,501
                                    =======

Net interest income/Rate
  spread (FTE)                                  $498.7      3.42
                                                ======

FTE adjustment                                  $  1.0
                                                ======
Impact of net noninterest-bearing
  sources of funds                                          1.23
                                                           -----
Net interest margin as a percent of
  average earning assets (FTE)                              4.65%
                                                           =====

(1) The average rate for investment securities available for sale was computed using average historical cost.

ANALYSIS OF NET INTEREST INCOME (FTE)
Comerica Incorporated and Subsidiaries

                                                        Six Months Ended
                                 -----------------------------------------------------------
                                          June 30, 2001                   June 30, 2000
                                 ----------------------------    ---------------------------
                                 Average              Average    Average             Average
(dollar amounts in millions)     Balance   Interest      Rate    Balance   Interest     Rate
                                 ----------------------------    ---------------------------
Commercial loans                 $26,856   $1,038.8      7.80%   $24,790   $1,063.1     8.62%
International loans                2,666      114.5      8.66      2,562      114.1     8.96
Real estate construction loans     3,006      133.7      8.97      2,365      116.2     9.88
Commercial mortgage loans          5,554      226.5      8.22      5,067      218.1     8.66
Residential mortgage loans           794       30.6      7.70        847       32.2     7.59
Consumer loans                     1,479       66.1      8.99      1,414       62.8     8.92
Lease financing                    1,072       34.7      6.47        820       24.9     6.08
Business loan swap
  income/(expense)                     -       35.6         -          -      (18.3)       -
                                 ----------------------------    ---------------------------
    Total loans                   41,427    1,680.5      8.18     37,865    1,613.1     8.56

Investment securities available
  for sale (1)                     3,685      121.0      6.59      3,614      124.4     6.79

Short-term investments               465       15.6      6.73      1,191       46.6     7.85
                                 ----------------------------    ---------------------------
    Total earning assets          45,577    1,817.1      8.03     42,670    1,784.1     8.39

Cash and due from banks            1,808                           1,801
Allowance for credit losses         (642)                           (574)
Other assets                       2,616                           2,203
                                 -------                         -------
    Total Assets                 $49,359                         $46,100
                                 =======                         =======

Money market and NOW accounts    $ 9,634      142.1      2.98    $ 9,180      138.3     3.03
Savings deposits                   1,321        9.4      1.44      1,431       11.3     1.58
Certificates of deposit           13,075      343.4      5.30      8,629      231.9     5.40
Foreign office time deposits         560       20.5      7.36      1,101       38.3     6.99
                                 ----------------------------    ---------------------------
    Total interest-bearing
      deposits                    24,590      515.4      4.23     20,341      419.8     4.15

Short-term borrowings              2,392       63.7      5.37      3,869      120.0     6.24
Medium- and long-term debt         7,085      196.3      5.59      8,330      261.1     6.30
                                 ----------------------------    ---------------------------
    Total interest-bearing
      sources                     34,067      775.4      4.59     32,540      800.9     4.95

Noninterest-bearing deposits       9,797                           8,843
Other liabilities                    799                             661
Preferred stock                      250                             250
Common shareholders' equity        4,446                           3,806
                                 -------                         -------
    Total Liabilities and
      Shareholders' Equity       $49,359                         $46,100
                                 =======                         =======

Net interest income/Rate
  spread (FTE)                             $1,041.7      3.44              $  983.2     3.44
                                           ========                        ========

FTE adjustment                               $  2.0                          $  1.9
                                             ======                          ======
Impact of net noninterest-bearing
  sources of funds                                       1.16                           1.18
                                                         ----                           ----
Net interest margin as a percent of
  average earning assets (FTE)                           4.60%                          4.62%
                                                         ====                           ====

(1) The average rate for investment securities available for sale was computed using average historical cost.

CONSOLIDATED STATISTICAL DATA
Comerica Incorporated and Subsidiaries

                                                 June 30,       March 31,   December 31,
(in thousands, except per share data)               2001            2001           2000
                                             -----------     -----------    -----------
Commercial loans:
  Floor plan                                 $ 2,153,309     $ 2,217,405    $ 2,063,619
  Other                                       24,002,073      24,156,024     23,945,717
                                             -----------     -----------    -----------
    Total commercial                          26,155,382      26,373,429     26,009,336
International loans                            2,751,192       2,653,902      2,571,156
Real estate construction loans                 3,117,988       2,973,895      2,915,168
Commercial mortgage loans                      5,681,003       5,570,134      5,360,601
Residential mortgage loans                       793,631         793,075        807,064
Consumer loans:
  Credit card                                     21,758          21,303         21,517
  Home equity                                    982,978         964,753        976,100
  Other consumer                                 486,073         485,959        479,518
                                             -----------     -----------    -----------
    Total consumer                             1,490,809       1,472,015      1,477,135
Lease financing                                1,123,408       1,088,908      1,029,164
                                             -----------     -----------    -----------
      Total loans                            $41,113,413     $40,925,358    $40,169,624
                                             ===========     ===========    ===========

Goodwill                                     $   349,099     $   356,925    $   366,550
Core deposit intangible                            6,482           7,176          7,883
Other intangible assets                            1,160           1,215          3,472
Loan servicing rights                              7,923           8,470          6,657
Deferred mutual fund distribution costs           53,314          54,045         85,849

Amortization of intangibles (quarterly)            8,619           8,685          9,549

Leverage ratio*                                     8.84%           8.76%          8.74%
Tier 1 risk-based capital ratio*                    7.56            7.41           7.35
Total risk-based capital ratio*                    11.40           11.19          11.11

Book value per share                         $     25.32     $     24.80    $     23.98

Market value for the quarter:
  High                                       $     62.75     $     65.15    $     61.13
  Low                                              50.73           53.00          47.19
  Close                                            57.60           61.50          59.38

Return on average common equity                    18.21%           8.11%         16.05%
Return on average assets                            1.69            0.76           1.43
Efficiency ratio                                   50.93           68.22          51.25

Number of commercial banking offices                 348             353            354

Number of employees-full time equivalent          11,498          11,525         11,444

* June 30,2001 ratios estimated

CONSOLIDATED STATISTICAL DATA
Comerica Incorporated and Subsidiaries


                                            September 30,        June 30,
(in thousands, except per share data)               2000            2000
                                             -----------     -----------
Commercial loans:
  Floor plan                                 $ 1,559,050     $ 1,853,836
  Other                                       23,851,548      23,547,430
                                             -----------     -----------
    Total commercial                          25,410,598      25,401,266
International loans                            2,483,910       2,612,539
Real estate construction loans                 2,771,393       2,576,986
Commercial mortgage loans                      5,195,445       5,145,662
Residential mortgage loans                       817,483         828,092
Consumer loans:
  Credit card                                     19,995          26,945
  Home equity                                    954,427         938,191
  Other consumer                                 483,667         473,235
                                             -----------     -----------
    Total consumer                             1,458,089       1,438,371
Lease financing                                  940,241         858,065
                                             -----------     -----------
      Total loans                            $39,077,159     $38,860,981
                                             ===========     ===========

Goodwill                                     $   374,611     $   380,726
Core deposit intangible                            9,056          10,229
Other intangible assets                            3,723           3,973
Loan servicing rights                              6,644           6,851
Deferred mutual fund distribution costs          104,307         105,904

Amortization of intangibles (quarterly)            9,596           9,622

Leverage ratio*                                     8.75%           8.53%
Tier 1 risk-based capital ratio*                    7.36            7.22
Total risk-based capital ratio*                    11.32           10.78

Book value per share                         $     23.22     $     22.34

Market value for the quarter:
  High                                       $     59.44     $     54.38
  Low                                              45.00           39.88
  Close                                            58.44           44.88

Return on average common equity                    20.87%          20.80%
Return on average assets                            1.83            1.77
Efficiency ratio                                   50.23           49.95

Number of commercial banking offices                 347             346

Number of employees-full time equivalent          11,387          11,614

* June 30, 2001 ratios estimated

PARENT COMPANY ONLY BALANCE SHEETS
Comerica Incorporated


                                                 June 30,   December 31,        June 30,
(in thousands, except share data)                   2001           2000            2000
                                             -----------    -----------     -----------
ASSETS
Cash and due from banks                      $    24,978    $     9,918     $     4,230

Time deposits with banks                          72,100        112,100          72,600
Investment securities available
  for sale                                             -         47,262          28,611
Investment in subsidiaries,
  principally banks                            4,964,495      4,634,579       4,402,099
Premises and equipment                             3,187          3,391           3,915
Other assets                                     136,638         66,009          64,205
                                             -----------    -----------     -----------
      TOTAL ASSETS                           $ 5,201,398    $ 4,873,259     $ 4,575,660
                                             ===========    ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Commercial paper                             $   119,987    $    79,985     $    84,971
Long-term debt                                   163,265        157,414         157,982
Advances from nonbanking subsidiaries                  -          4,453               -
Other liabilities                                167,281        131,248         129,893
                                             -----------    -----------     -----------
      Total liabilities                          450,533        373,100         372,846

Nonredeemable preferred stock
  - $50 stated value:
  Authorized - 5,000,000 shares
  Issued - 5,000,000 shares at 6/30/01,
    12/31/00, and 6/30/00                        250,000        250,000         250,000
Common stock - $5 par value:
  Authorized - 325,000,000 shares
  Issued - 178,749,198 shares at 6/30/01,
    177,703,678 shares at 12/31/00 and
    177,777,268 shares at 6/30/00                893,746        888,519         888,886
Capital surplus                                  340,232        301,414         311,719
Unearned employee stock ownership plan
  shares - 167,566 shares at 6/30/01,
  176,642 shares at 12/31/00 and 48,568
  shares at 6/30/00                               (6,408)        (6,750)         (2,250)
Accumulated other comprehensive income           119,135         12,097         (32,617)
Retained earnings                              3,211,460      3,085,784       2,850,981
Deferred compensation                            (11,251)       (14,494)        (20,467)
Less cost of common stock in
  treasury - 855,492 shares at 6/30/01,
  289,397 shares at 12/31/00 and 761,318
  shares at 6/30/00                              (46,049)       (16,411)        (43,438)
                                             -----------    -----------     -----------
         Total shareholders' equity            4,750,865      4,500,159       4,202,814
                                             -----------    -----------     -----------
      TOTAL LIABILITIES AND
        SHAREHOLDERS' EQUITY                 $ 5,201,398    $ 4,873,259     $ 4,575,660
                                             ===========    ===========     ===========

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
Comerica Incorporated and Subsidiaries


                                                                           Accumulated
                                     Nonredeemable                            Other
(in thousands, except                  Preferred     Common      Capital  Comprehensive   Retained
  share data)                            Stock        Stock      Surplus     Income       Earnings
                                       ---------    --------    --------  -------------  ----------
BALANCES AT JANUARY 1, 2000             $250,000    $889,453    $226,001    $(21,704)    $2,677,210
Net income for 2000                            -           -           -           -        403,081
Other comprehensive income,
  net of tax                                   -           -           -     (10,913)             -

Total comprehensive income                     -           -           -           -              -
Common stock dividend                          -           -      84,906           -        (84,927)
Cash dividends declared:
  Preferred stock                              -           -           -           -         (8,550)
  Common stock                                 -           -           -           -       (124,970)
Purchase and retirement of
  278,898 shares of common stock               -      (1,394)     (7,765)          -              -
Purchase of 331,362 shares
  of common stock                              -           -           -           -              -
Net issuance of common stock
  under employee stock plans                   -         827       8,577           -        (10,863)
Amortization of deferred
  compensation                                 -           -           -           -              -
                                        --------    --------    --------    --------     ----------
BALANCES AT JUNE 30, 2000               $250,000    $888,886    $311,719    $(32,617)    $2,850,981
                                        ========    ========    ========    ========     ==========

BALANCES AT JANUARY 1, 2001             $250,000    $888,519    $301,414    $ 12,097     $3,085,784
Net income for 2001                            -           -           -           -        302,064
Other comprehensive income,
  net of tax                                   -           -           -     107,038              -

Total comprehensive income                     -           -           -           -              -
Cash dividends declared:
  Preferred stock                              -           -           -           -         (8,550)
  Common stock                                 -           -           -           -       (156,808)
Purchase of 958,200 shares
  of common stock                              -           -           -           -              -
Net issuance of common stock
  under employee stock plans                   -       5,227      38,818           -        (11,030)
Amortization of deferred
  compensation                                 -           -           -           -              -
                                        --------    --------    --------    --------     ----------
BALANCES AT JUNE 30, 2001               $250,000    $893,746    $340,232    $119,135     $3,211,460
                                        ========    ========    ========    ========     ==========

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
Comerica Incorporated and Subsidiaries


                                   Unearned
                                   Employee
                                     Stock                                         Total
(in thousands, except              Ownership       Deferred        Treasury     Shareholders'
  share data)                     Plan Shares    Compensation       Stock         Equity
                                  ----------     ------------     ---------   --------------
BALANCES AT JANUARY 1, 2000          $(3,750)        $(21,998)     $(47,161)    $3,948,051
Net income for 2000                        -                -             -        403,081
Other comprehensive income,
  net of tax                               -                -             -        (10,913)
                                                                                ----------
Total comprehensive income                 -                -             -        392,168
Common stock dividend                      -                -             -            (21)
Cash dividends declared:
  Preferred stock                          -                -             -         (8,550)
  Common stock                             -                -             -       (124,970)
Purchase and retirement of
  278,898 shares of common stock           -                -             -         (9,159)
Purchase of 331,362 shares
  of common stock                          -                -       (13,112)       (13,112)
Net issuance of common stock
  under employee stock plans           1,500           (3,314)       16,835         13,562
Amortization of deferred
  compensation                             -            4,845             -          4,845
                                     -------         --------      --------     ----------
BALANCES AT JUNE 30, 2000            $(2,250)        $(20,467)     $(43,438)    $4,202,814
                                     =======         ========      ========     ==========

BALANCES AT JANUARY 1, 2001          $(6,750)        $(14,494)     $(16,411)    $4,500,159
Net income for 2001                        -                -             -        302,064
Other comprehensive income,
  net of tax                               -                -             -        107,038
                                                                                ----------
Total comprehensive income                 -                -             -        409,102
Cash dividends declared:
  Preferred stock                          -                -             -         (8,550)
  Common stock                             -                -             -       (156,808)
Purchase of 958,200 shares
  of common stock                          -                -       (53,238)       (53,238)
Net issuance of common stock
  under employee stock plans             342           (9,072)       23,600         47,885
Amortization of deferred
  compensation                             -           12,315             -         12,315
                                     -------         --------      --------     ----------
BALANCES AT JUNE 30, 2001            $(6,408)        $(11,251)     $(46,049)    $4,750,865
                                     =======         ========      ========     ==========